UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06414

Name of Fund:  BlackRock MuniYield Fund, Inc. (MYD)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Fund,

             Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2018

Date of reporting period: 10/31/2017

Item 1 – Report to Stockholders

OCTOBER 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big political surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. In contrast, closely watched elections in France, the Netherlands, and Australia countered the isolationist and nationalist political developments in the U.K. and the United States.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and further interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2.0%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are significant concerns, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.10%	23.63%
U.S. small cap equities (Russell 2000® Index)	8.01	27.85
International equities (MSCI Europe, Australasia, Far East Index)	10.74	23.44
Emerging market equities (MSCI Emerging Markets Index)	16.14	26.45
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.49	0.72
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.15	(2.98)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.58	0.90
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.22	1.80
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.44	8.92
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Municipal Market Overview  For the Reporting Period Ended October 31, 2017

Municipal Market Conditions

Municipal bonds experienced modestly positive performance for the period as a result of rising interest rates spurring from generally stronger economic data, signs of inflation pressures, Fed monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the income, attractive relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from geopolitical tensions, the contentious U.S. election, and evolving global central bank policies. During the 12 months ended October 31, 2017, municipal bond funds experienced net outflows of approximately $3 billion (based on data from the Investment Company Institute). The asset class came under pressure post the November U.S. election as a result of uncertainty surrounding potential tax-reform, though expectation that tax reform was likely to be delayed or watered down quickly eased investor concerns.

For the same 12-month period, total new issuance remained healthy from a historical perspective at $376 billion (though well below the robust $441 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 51%) as issuers continued to take advantage of low interest rates and a flat yield curve to reduce their borrowing costs.	S&P Municipal Bond Index
Total Returns as of October 31, 2017
6 months: 2.22%
12 months: 1.80%

A Closer Look at Yields

From October 31, 2016 to October 31, 2017, yields on AAA-rated 30-year municipal bonds increased by 27 basis points (“bps”) from 2.56% to 2.83%, while 10-year rates rose by 28 bps from 1.73% to 2.01% and 5-year rates increased 29 bps from 1.13% to 1.42% (as measured by Thomson Municipal Market Data). The municipal yield curve steepened modestly over the 12-month period with the spread between 2- and 30-year maturities steepening by just 2 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of October 31, 2017	BlackRock MuniYield Fund, Inc.

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its total assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2017 ($14.34)(a)	5.61%
Tax Equivalent Yield(b)	9.91%
Current Monthly Distribution per Common Share(c)	$0.0670
Current Annualized Distribution per Common Share(c)	$0.8040
Economic Leverage as of October 31, 2017(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MYD(a)(b)	0.05%	3.97%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.34	3.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	The Fund’s positions in longer-dated securities made the largest contribution to performance, as bonds in the 20- to 40-year maturity range outpaced the broader market.

•	Investments in lower-rated securities within the investment-grade market benefited performance at a time of robust investor risk appetites. Credit spreads narrowed considerably amid strong fund flows and investors’ ongoing search for yield.

•	At the sector level, the largest contributions came from state and local tax-backed, transportation and health care issues.

•	Investments in high-quality, pre-refunded securities in the one- to five-year range declined in value amid the upward pressure on short-term interest rates fostered by the ongoing normalization of monetary policy. These positions, which the Fund acquired in a higher-rate environment, were retained due to their above average income.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures, which had a small, positive effect on Fund returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/17	04/30/17	Change	High	Low
Market Price	$14.34	$14.75	(2.78)%	$15.72	$14.25
Net Asset Value	14.86	14.71	1.02	15.05	14.68

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	04/30/17
Health	21%	21%
Transportation	20	25
County/City/Special District/School District	16	9
State	10	10
Utilities	9	11
Education	8	10
Corporate	8	8
Tobacco	7	6
Housing	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	6%
2018	5
2019	23
2020	12
2021	11

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17		04/30/17
AAA/Aaa	4%		6%
AA/Aa	46		47
A	18		18
BBB/Baa	17		17
BB/Ba	4		4
B	3		2
N/R	8	(b)	6

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of October 31, 2017	BlackRock MuniYield Quality Fund, Inc.

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are rated in the three highest quality rating categories (A or better), or, if unrated, are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2017 ($15.31)(a)	5.68%
Tax Equivalent Yield(b)	10.04%
Current Monthly Distribution per Common Share(c)	$0.0725
Current Annualized Distribution per Common Share(c)	$0.8700
Economic Leverage as of October 31, 2017(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The monthly distribution per Common Share, declared on December 1, 2017, was decreased to $0.063 per share. The yield on closing market price, current monthly distributions per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MQY(a)(b)	3.98%	4.47%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.34	3.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	Portfolio income, enhanced by leverage, produced the largest positive contribution to Fund performance in a period characterized by a mild decline in municipal bond yields. (Prices and yields move in opposite directions.)

•	The Fund’s exposure to the long end of the yield curve aided results at a time of outperformance for longer-term bonds. Positions in lower-coupon bonds, including zero-coupon issues, contributed to performance due to their above-average interest rate sensitivity.

•	The Fund’s position in New Jersey state-appropriated debt benefited from a meaningful tightening of yield spreads. At the sector level, transportation issues made a strong contribution to performance. Municipal bonds subject to the AMT, which outperformed in anticipation of possible tax law changes, also performed well.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures, which had a small, positive effect on returns.

•	Exposure to pre-refunded issues slightly hurt Fund results given the underperformance of short-term bonds.

•	Reinvestment was a further detractor, as the proceeds of higher-yielding bonds that matured or were called, needed to be reinvested at materially lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/17	04/30/17	Change	High	Low
Market Price	$15.31	$15.14	1.12%	$16.10	$15.13
Net Asset Value	15.81	15.56	1.61	16.05	15.53

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	04/30/17
Transportation	26%	24%
County/City/Special District/School District	20	18
State	16	17
Utilities	15	17
Health	13	12
Education	4	7
Corporate	3	3
Housing	2	1
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	3%
2018	13
2019	10
2020	4
2021	12

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17		04/30/17
AAA/Aaa	6%		7%
AA/Aa	54		60
A	26		19
BBB/Baa	9		12
BB/Ba	2		—
N/R	3	(b)	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of October 31, 2017	BlackRock MuniYield Quality Fund II, Inc.

Investment Objective

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2017 ($12.95)(a)	5.00%
Tax Equivalent Yield(b)	8.83%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Economic Leverage as of October 31, 2017(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MQT(a)(b)	2.84%	4.19%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.34	3.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•	U.S. municipal bonds rallied in the six-month period due to the combination of fading prospects for tax reform during the early spring and summer, a positive balance of supply and demand in the market, and budget agreements in Illinois and Connecticut. Longer-term bonds outpaced shorter-term issues, reflecting the backdrop of muted inflation data and expectations for continued monetary policy tightening by the Fed.

•	Portfolio income, enhanced by leverage, produced the largest positive contribution to performance in a period characterized by a mild decline in municipal bond yields. (Prices and yields move in opposite directions.)

•	The Fund’s exposure to the long end of the yield curve aided results at a time of outperformance for longer-term bonds. Positions in lower-coupon bonds, including zero-coupon issues, contributed to performance due to their above-average interest rate sensitivity.

•	The Fund’s position in New Jersey state-appropriated debt benefited from a meaningful tightening of yield spreads. At the sector level, transportation issues made a strong contribution to performance. Municipal bonds subject to the AMT, which outperformed in anticipation of possible tax law changes, also performed well.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures, which had a small, positive effect on returns.

•	Exposure to pre-refunded issues slightly hurt Fund results given the underperformance of short-term bonds.

•	Reinvestment was a further detractor, as the proceeds of higher-yielding bonds that matured or were called, needed to be reinvested at materially lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/17	04/30/17	Change	High	Low
Market Price	$12.95	$12.94	0.08%	$13.91	$12.86
Net Asset Value	13.88	13.69	1.39	14.08	13.66

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/17	04/30/17
Transportation	32%	26%
County/City/Special District/School District	16	24
Health	15	13
Utilities	14	14
State	12	12
Education	6	6
Corporate	2	2
Housing	2	2
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2017	3%
2018	10
2019	13
2020	5
2021	11

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/17		04/30/17
AAA/Aaa	5%		7%
AA/Aa	57		61
A	23		17
BBB/Baa	11		13
BB/Ba	2		—
N/R	2	(b)	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	11

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 2.0%
County of Jefferson Alabama Sewer, Refunding RB: Senior Lien, Series A (AGM), 5.00%, 10/01/44	$1,665	$1,849,998
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,564,699
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	8,645,099

		14,059,796
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	1,070	1,100,559

Arizona — 2.7%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46(a)	3,575	3,712,280
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	8,901,560
5.00%, 12/01/37	5,000	6,091,400

		18,705,240
California — 10.4%
California Health Facilities Financing Authority, RB: St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	4,748,379
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,270,862
California Health Facilities Financing Authority, Refunding RB, Series A:
Dignity Health, 6.00%, 7/01/19(b)	3,155	3,410,776
St. Joseph Health System, 5.00%, 7/01/33	2,560	2,925,031
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	305	336,354
5.25%, 8/15/49	770	843,312
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 2/01/36	670	759,532
5.00%, 2/01/37	505	571,195
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	1,650	1,777,644
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 7/01/39	2,300	2,442,738
Loma Linda University Medical Center, 5.00%, 12/01/41(a)	1,100	1,190,827
Loma Linda University Medical Center, 5.00%, 12/01/46(a)	955	1,024,906
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series A, 6.00%, 5/01/43	3,285	3,285,591
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	1,605	1,704,911
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A:
6.25%, 10/01/38	405	496,996
6.25%, 10/01/40	335	408,596
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1:
5.13%, 6/01/47	6,205	6,102,804
5.75%, 6/01/47	4,740	4,739,858
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,034
Various Purposes, 6.00%, 3/01/33	5,085	5,660,419
Various Purposes, 6.50%, 4/01/33	14,075	15,148,641

Security	Par (000)	Value
California (continued)
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	$1,605	$1,842,588
Sub-Series I-1, 6.38%, 11/01/19(b)	2,385	2,635,854
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 6/01/25	1,200	1,200,732
5.00%, 6/01/37	1,775	1,780,609

		72,319,189
Colorado — 0.8%
Denver Connection West Metropolitan District, GO, Series A, 5.38%, 8/01/47	1,250	1,253,600
University of Colorado, RB, Series A(b):
5.25%, 6/01/19	2,250	2,394,428
5.38%, 6/01/19	1,250	1,332,675
5.38%, 6/01/19	830	884,896

		5,865,599
Connecticut — 0.8%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	2,957,446
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/20(b)	2,225	2,447,211

		5,404,657
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,441,041
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 6/01/55	2,430	2,736,229
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	8,275	8,547,909

		13,725,179
District of Columbia — 4.5%
District of Columbia, Refunding RB, Georgetown University:
5.00%, 4/01/35	910	1,069,705
Issue, 5.00%, 4/01/42	1,050	1,217,360
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	4,440	4,904,113
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/31(c)	8,350	5,187,855
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/32(c)	15,000	8,914,200
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,579,764
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33(c)	13,410	7,624,121

		31,497,118
Florida — 5.7%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	2,805	3,107,463
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19(b)	6,900	7,476,909
County of Alachua Florida Health Facilities Authority, RB, Shands Teaching Hospital and Clinics, Series A, 5.00%, 12/01/44	4,825	5,301,469
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18(b)	2,155	2,236,481

12	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	$2,790	$3,106,665
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	8,333,752
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	6,150	7,486,579
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28(d)	3,614	2,602,311

		39,651,629
Georgia — 2.3%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	4,520	5,214,679
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,075	1,259,889
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,827,143
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/19(b)	6,945	7,384,271

		15,685,982
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,760	2,992,254

Idaho — 1.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,041,000

Illinois — 16.3%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	1,000,940
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	3,570	3,698,556
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	6,390	6,782,729
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
5.63%, 1/01/21(b)	3,390	3,840,701
5.63%, 1/01/35	810	906,706
Series A, 5.75%, 1/01/21(b)	2,940	3,342,221
Series A, 5.75%, 1/01/39	560	629,742
Series C, 6.50%, 1/01/21(b)	11,920	13,826,843
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,285,618
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	5,530	5,883,809
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,748,861
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	2,168,950
Central Dupage Health, Series B, 5.50%, 11/01/39	3,235	3,486,392
Presence Health Network, Series C, 4.00%, 2/15/41	3,000	3,041,700
Illinois State Toll Highway Authority, RB, Senior, Series C:
5.00%, 1/01/36	5,435	6,179,595
5.00%, 1/01/37	5,815	6,603,630
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47(c)	27,225	7,676,906
Series B (AGM), 5.00%, 6/15/50	12,435	13,175,877
Series B-2, 5.00%, 6/15/50	5,085	5,110,730
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	3,087,821
6.00%, 6/01/28	2,335	2,631,125

Security	Par (000)	Value
Illinois (continued)
State of Illinois, GO:
5.50%, 7/01/38	$4,000	$4,284,440
5.00%, 2/01/39	3,195	3,323,279
Series A, 5.00%, 4/01/38	2,510	2,611,178
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19(b)	1,275	1,358,831
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	2,535	2,825,841
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	2,045	2,234,531

		113,747,552
Indiana — 4.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,635	1,936,183
7.00%, 1/01/44	3,950	4,700,658
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,546,313
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	910	979,542
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	3,015	3,235,789
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	840	909,955
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,690	1,811,849
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 5/01/19(b)	5,450	5,810,136
5.75%, 5/01/31	1,195	1,268,564
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19(b)	2,230	2,357,066
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,580	2,908,847

		33,464,902
Iowa — 1.8%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	970	1,005,250
5.50%, 12/01/22	4,765	4,879,312
5.25%, 12/01/25	940	1,001,786
5.88%, 12/01/26(a)	835	886,378
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	2,145	2,268,037
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, CAB, Series B, 5.60%, 6/01/34	2,695	2,713,030

		12,753,793
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	4,380	4,759,965

Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,055	2,207,378
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43(f)	2,485	2,171,269

		4,378,647
Louisiana — 3.2%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19(b)	1,610	1,692,094

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	$9,000	$9,000,000
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,333,874
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	2,055	2,221,887
5.25%, 5/15/31	1,750	1,900,132
5.25%, 5/15/32	2,240	2,453,226
5.25%, 5/15/33	2,430	2,638,761
5.25%, 5/15/35	1,025	1,115,087

		22,355,061
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 7/01/19(b)	980	1,041,152
5.00%, 7/01/39	2,160	2,263,291

		3,304,443
Maryland — 0.7%
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,398	1,403,271
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	937,834
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,545	1,631,844
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	880	1,008,392

		4,981,341
Massachusetts — 2.0%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	3,535	3,192,176
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	4,160,650
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(a)	4,565	4,568,058
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	1,640	1,724,919

		13,645,803
Michigan — 4.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,995	9,972,667
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20(b)	1,545	1,705,958
5.50%, 5/15/36	1,250	1,355,950
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	1,830	1,990,619
Henry Ford Health System, 4.00%, 11/15/46	3,015	3,076,988
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(b)	6,085	6,644,090
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.00%, 9/01/18(b)	2,000	2,114,080
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18(b)	6,365	6,741,171

		33,601,523

Security	Par (000)	Value
Mississippi — 0.1%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19(b)	$280	$301,311

Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	579,722
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	510	556,874

		1,136,596
Nebraska — 1.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,670	1,844,849
5.00%, 9/01/42	925	1,006,280
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	4,100	4,228,863

		7,079,992
New Jersey — 5.8%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,490	3,658,428
5.25%, 11/01/44	3,180	3,317,917
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45(a)	2,250	2,260,913
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	890	924,167
Continental Airlines, Inc. Project, 5.25%, 9/15/29	975	1,067,498
Kapkowski Road Landfill Project, Series B, 6.50%, 4/01/31	2,500	2,883,075
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	1,355	1,526,109
Series A, 5.00%, 1/01/43	1,835	2,047,695
Series E, 5.00%, 1/01/45	5,425	6,108,387
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(c)	7,395	3,445,331
Transportation Program, Series AA, 5.00%, 6/15/44	1,360	1,444,034
Transportation Program, Series AA, 5.00%, 6/15/44	2,515	2,650,684
Transportation System, Series A, 5.50%, 6/15/41	3,630	3,904,065
Transportation System, Series B, 5.25%, 6/15/36	4,990	5,305,218

		40,543,521
New York — 8.0%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,235	4,731,427
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41(a)	3,700	3,828,575
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	457	492,181
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,070	3,992,182
Hudson Yards Infrastructure Corp., Refunding RB, 2nd Indenture, Series A, 5.00%, 2/15/39	1,945	2,271,896
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	5,784,253
5.25%, 11/15/39	1,765	2,052,518
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/19(b)	4,910	5,290,378
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	2,230	2,503,331

14	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	$2,480	$2,666,347
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	8,145	8,853,371
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	705	779,300
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	1,760	1,958,405
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	1,525	1,690,447
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,625	2,923,357
6.00%, 12/01/42	1,485	1,646,301
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 205th Series, 5.00%, 11/15/47	3,925	4,589,777

		56,054,046
North Carolina — 1.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,140	1,221,818
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19(b)	2,000	2,120,560
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 7/01/35	2,970	3,355,239
Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,210	1,334,993

		8,032,610
Ohio — 2.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	9,385	8,786,331
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	4,160	4,256,928
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,380	1,530,793
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	952,165
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 5/01/19(b)	990	1,045,965
Series A, 5.00%, 5/01/39	1,850	1,897,748
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,685	1,853,483

		20,323,413
Pennsylvania — 2.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	5,250	5,475,120
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,325	1,457,341
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,805	4,060,734
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/42	1,765	1,957,085

Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	$3,210	$3,400,866
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,609,629

		18,960,775
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	3,870	3,798,096
5.63%, 5/15/43	3,690	3,615,314

		7,413,410
Rhode Island — 2.8%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35(d)	4,155	1,038,750
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	8,215	8,230,444
5.00%, 6/01/50	9,875	10,188,828

		19,458,022
South Carolina — 4.3%
State of South Carolina Ports Authority, ARB, AMT, 5.25%, 7/01/55	2,690	3,003,923
State of South Carolina Ports Authority, RB, 5.25%, 7/01/40	6,695	7,251,087
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	8,090	9,129,727
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	9,550	10,781,663

		30,166,400
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,855	3,066,698
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	1,440	1,618,488

		4,685,186
Texas — 6.2%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21(b)	4,365	5,036,948
Sub-Lien, 5.00%, 1/01/33	725	800,799
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 10/01/20(b)	1,415	1,562,075
City of Houston Texas Airport System, RB, AMT, Series B-1, 5.00%, 7/15/30	3,600	3,964,212
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,189,311
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,200	2,410,958
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	1,525	1,768,466
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 1/01/23(b)	485	613,195
6.38%, 1/01/33	460	520,794
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	4,320	4,697,697

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19(b)	$1,000	$1,089,290
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/31(b)(c)	4,110	1,820,648
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 1/01/38	1,910	2,159,790
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	6,000	6,771,780
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,255	6,936,795

		43,342,758
Utah — 0.3%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 7/01/47	1,920	2,200,090

Virginia — 2.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health:
5.50%, 5/15/19(b)	2,195	2,338,926
5.50%, 5/15/35	4,075	4,327,365
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,270	3,607,333
6.00%, 1/01/37	3,900	4,409,145

		14,682,769
Washington — 2.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17(b)	2,895	2,895,000
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 5/01/42	3,120	3,596,143
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,565	1,743,582
State of Washington, GO, Series D, 5.00%, 2/01/42	5,430	6,310,583
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,745	5,233,308

		19,778,616
Wisconsin — 3.5%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/19(b)	14,300	15,331,030
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	4,970	5,320,037
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	3,790	3,905,633

		24,556,700
Wyoming — 1.0%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	6,195	6,631,809
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/19(b)	595	621,686

		7,253,495

Total Municipal Bonds — 115.3%		804,010,942

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	3,560	3,739,388

Security	Par (000)	Value
California — 9.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area:
Toll Bridge Subordinate, 4.00%, 4/01/42(h)	$6,496	$6,874,236
Series F-1, 5.63%, 4/01/19(b)	6,582	7,003,472
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(b)(h)	5,310	5,510,488
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	11,973	12,991,217
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/39(b)	19,080	20,542,228
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2 Bonds, 5.00%, 10/01/47	6,494	7,495,630
San Diego Community College District, GO, Election of 2002, 5.25%, 8/01/19(b)	2,154	2,307,573

		62,724,844
Colorado — 3.6%
Colorado Health Facilities Authority, RB, Catholic Health(b):
Series C-3 (AGM), 5.10%, 4/29/18	7,490	7,637,253
Series C-7 (AGM), 5.00%, 5/01/18	4,800	4,892,880
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34(h)	4,299	4,519,988
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	7,820	8,129,516

		25,179,637
Florida — 1.8%
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/34	11,448	12,520,838

Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series-C, 5.00%, 9/01/18(b)	6,398	6,601,955

Massachusetts — 0.7%
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/41	4,607	5,165,542

New Hampshire — 0.6%
New Hampshire Health and Education Facilities Authority Act, RB, Doartmouth College Issue, 5.25%, 6/01/19(b)(h)	4,049	4,303,630

New York — 9.3%
City of New York New York Water & Sewer System, Refunding RB, Series FF-2, 5.50%, 6/15/40	3,195	3,412,888
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47(h)	3,260	3,704,100
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	9,939	11,620,608
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	21,629	24,383,254
New York Liberty Development Corp., Refunding RB, World Trade Center Project, 5.75%, 11/15/51(h)	13,081	15,042,190
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	5,400	6,252,570

		64,415,610
North Carolina — 1.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University, Series B, 5.00%, 10/01/55	5,290	6,019,650
Wake Forest University, 5.00%, 1/01/19(b)	3,120	3,258,185

		9,277,835

16	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/19(b)	$27,896	$29,276,754

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,877	5,733,094

Texas — 4.2%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	5,060	5,703,923
County of Harris Metropolitan Transit Authority, RB, Series A, 5.00%, 11/01/41	6,920	7,720,229
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,243	7,093,484
University of Texas, Permanent University Fund, Refunding RB, Series B, 4.00%, 7/01/41	7,900	8,436,331

		28,953,967
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,303	7,692,986

Virginia — 2.5%
University of Virginia, Refunding RB, General, 5.00%, 6/01/18(b)	10,618	10,848,061
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,505,006

		17,353,067
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/19(b)(h)	11,456	12,108,499

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.3%		295,047,646

Total Long-Term Investments — 157.6% (Cost — $1,019,900,914)		1,099,058,588

Shares		Value
Short-Term Securities
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(i)(j)	3,895,220	$3,896,388

Total Short-Term Securities — 0.6% (Cost — $3,896,387)		3,896,388

Total Investments — 158.2% (Cost — $1,023,797,301)		1,102,954,976
Other Assets Less Liabilities — 1.9%		13,250,985
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.1)%		(168,193,028)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (36.0)%		(251,024,514)

Net Assets Applicable to Common Shares — 100.0%		$696,988,419

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to April 1, 2025, is $28,449,445. See Note 4 of the Notes to Financial Statements for details.
(i)	Annualized 7-day yield as of period end.

(j)	During the six months ended October 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,666,834	2,228,386	3,895,220	$3,896,388	$23,529	$2,748	$(166)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(94)	12/19/17	$11,744	$174,426
Long U.S. Treasury Bond	(116)	12/19/17	17,686	362,250
Ultra Long U.S. Treasury Bond	(57)	12/19/17	9,393	206,546
5-Year U.S. Treasury Note	(113)	12/29/17	13,242	126,446

				$869,668

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$869,668	$—	$869,668

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,229,091)	$—	$(1,229,091)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,544,808	$—	$1,544,808

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$48,336,719

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,099,058,588	$—	$1,099,058,588
Short-Term Securities	3,896,388	—	—	3,896,388

	$3,896,388	$1,099,058,588	$—	$1,102,954,976

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$869,668	$—	$—	$869,668

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(167,731,865)	$—	$(167,731,865)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(419,131,865)	$—	$(419,131,865)

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

18	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 0.6%
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 2/01/43	$1,215	$1,390,895
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A:
5.00%, 12/01/33	245	283,323
5.00%, 12/01/34	1,145	1,310,819

		2,985,037
Alaska — 1.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,545,698
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/19(a)	4,425	4,811,701

		6,357,399
Arizona — 0.8%
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A:
5.00%, 1/01/38	525	608,218
4.00%, 1/01/41	1,520	1,575,252
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,525	1,630,393
5.25%, 10/01/28	250	268,652

		4,082,515
California — 17.1%
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 8/01/38(b)	7,405	2,734,370
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	831,637
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,687,185
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,770	2,283,282
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	2,000	2,251,220
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34(c)	5,000	5,526,950
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 5/01/42(d)	260	298,987
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 3/01/36	565	655,349
Series A, 5.00%, 3/01/37	620	717,507
Series A-1, 5.75%, 3/01/34	1,150	1,298,569
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/18(a)	2,800	2,883,328
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/18(a)	3,000	3,059,970
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/21(a)	900	1,040,292
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/18(a)	6,110	6,262,811
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31(b)	5,000	3,275,750
Grossmont-Cuyamaca Community College District, GO, Refunding CAB, Election of 2002, Series C (AGC), 0.00%, 8/01/30(b)	10,030	6,870,650
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34(c)	4,125	4,222,763

Security	Par (000)	Value
California (continued)
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43(c)	$1,945	$1,558,898
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36(b)	5,000	2,561,350
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/37(b)	4,005	1,972,062
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 0.00%, 8/01/34(c)	10,000	11,475,600
San Diego California Unified School District, GO, Election of 2008(b):
CAB, Series C, 0.00%, 7/01/38	2,200	1,065,394
CAB, Series G, 0.00%, 7/01/34	900	426,294
CAB, Series G, 0.00%, 7/01/35	950	422,484
CAB, Series G, 0.00%, 7/01/36	1,430	597,125
CAB, Series G, 0.00%, 7/01/37	950	372,609
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31(b)	1,725	1,139,138
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	1,007,010
5.00%, 8/01/38	760	849,483
State of California, GO, 5.50%, 4/01/28	5	5,019
State of California, GO, Refunding, Various Purposes:
5.00%, 9/01/41	2,300	2,586,649
5.00%, 10/01/41	1,300	1,465,438
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,500	1,691,205
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/36(b)	15,000	7,740,900

		82,837,278
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,885	2,050,654
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	540	609,001

		2,659,655
Florida — 10.7%
City of Gainesville Florida Utilities System Revenue, RB, Series A, 5.00%, 10/01/37(d)	495	584,823
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	2,175	2,391,500
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,358,725
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	2,790,558
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,448,832
5.38%, 10/01/32	1,700	1,887,799
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/18(a)	3,300	3,416,787
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	2,755	3,286,991
Department, Series B, AMT, 6.25%, 10/01/38	560	664,944
Department, Series B, AMT, 6.00%, 10/01/42	895	1,037,905
Series B, AMT, 6.00%, 10/01/30	870	1,025,930
County of Miami-Dade Florida Aviation, Refunding ARB:
AMT, 5.00%, 10/01/34	260	294,499
Series A, 5.50%, 10/01/36	6,490	6,992,001
Series A, AMT, 5.00%, 10/01/32	3,550	3,944,014

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 4/01/40	$3,600	$4,052,412
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 8/01/41	765	843,879
5.00%, 8/01/47	2,225	2,444,585
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(a)	45	51,130
5.00%, 10/01/31	2,780	3,119,188
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	395,520
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,565,441
5.38%, 10/01/29	1,900	2,165,601
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 4.00%, 10/01/47	4,395	4,514,500
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,620	1,892,954

		52,170,518
Georgia — 0.4%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	680	796,953
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	190	211,981
5.00%, 4/01/44	855	930,642

		1,939,576
Illinois — 14.9%
City of Chicago Illinois, Refunding GARB, Series B:
O’Hare International Airport, Senior Lien, 5.00%, 1/01/41	3,800	4,325,882
O’Hare International Airport, Passenger Facility Charge, AMT, 5.00%, 1/01/31	2,500	2,732,150
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	1,475	1,649,507
City of Chicago Illinois O’Hare International Airport, ARB, Senior Lien, Series D, 5.25%, 1/01/42	3,985	4,677,633
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 1/01/21(a)	4,615	5,246,378
3rd Lien, Series A, 5.75%, 1/01/39	885	995,218
Senior Lien, Series D, AMT, 5.00%, 1/01/42	315	354,385
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 1/01/39	4,090	4,561,659
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	710	785,430
Sales Tax Receipts, 5.25%, 12/01/36	840	906,360
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	280	297,391
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	958,078
Illinois Finance Authority, Refunding RB:
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 8/15/37	1,690	1,719,778
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 8/15/44	470	503,097

Security	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB (continued):
University of Chicago Medical Center, Series B, 4.00%, 8/15/41	$1,100	$1,117,050
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	17,800	17,839,160
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 0.00%, 6/15/30(b)	15,005	9,227,625
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44(b)	4,625	1,494,199
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	1,014,138
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	4,143,104
State of Illinois, GO:
5.25%, 2/01/33	1,140	1,220,609
5.50%, 7/01/33	1,100	1,193,841
5.25%, 2/01/34	1,140	1,217,360
5.50%, 7/01/38	1,840	1,970,842
State of Illinois Toll Highway Authority, Refunding RB, Series B, 5.50%, 1/01/18(a)	2,000	2,014,660

		72,165,534
Indiana — 2.1%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,400	1,585,122
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	690	742,730
Indiana Health & Educational Facilities Financing Authority, Refunding RB, Ascension Senior Credit Group, 5.00%, 11/15/46	2,625	2,962,890
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/19(a)	255	268,793
5.75%, 1/01/38	1,045	1,099,277
(AGC), 5.25%, 1/01/19(a)	460	482,227
(AGC), 5.25%, 1/01/29	1,890	1,982,232
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	1,190	1,285,379

		10,408,650
Iowa — 2.7%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/19(a)	7,700	8,307,299
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,195	1,281,793
5.70%, 12/01/27	1,195	1,274,420
5.80%, 12/01/29	810	861,848
5.85%, 12/01/30	1,090	1,160,425

		12,885,785
Louisiana — 2.5%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 1/01/40	2,260	2,521,572
City of Shreveport Louisiana Water & Sewer Revenue, RB, Series A (AGM):
5.00%, 12/01/36	850	992,086
5.00%, 12/01/37	330	384,539
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	330	387,041
5.00%, 12/01/35	440	514,382
5.00%, 12/01/36	395	460,282
5.00%, 12/01/37	495	575,878

20	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 2/01/44	$4,015	$4,539,961
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	1,896,660

		12,272,401
Maine — 0.2%
Maine State Housing Authority, RB, Series D-1, 3.65%, 11/15/42	890	875,965

Massachusetts — 2.1%
Commonwealth of Massachusetts, GOL, Consolidated Loan, Series D, 4.00%, 2/01/47	160	166,267
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 1/01/47	2,855	3,192,889
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	1,090	1,137,415
Series C, 5.00%, 12/01/30	1,655	1,713,289
Series C, 5.35%, 12/01/42	845	896,224
Massachusetts Port Authority, Refunding ARB, Series B, AMT, 4.00%, 7/01/46	850	876,359
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,720	1,955,296

		9,937,739
Michigan — 5.6%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/18(a)	8,300	8,556,719
City of Detroit Michigan Water Supply System Revenue, RB, Senior Lien, Series A, 5.25%, 7/01/41	1,000	1,087,990
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,500	2,828,400
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	650	594,529
Trinity Health Credit Group, 5.00%, 12/01/21(a)	25	28,515
Michigan State Hospital Finance Authority, Refunding RB, Ascension Senior Credit Group, 4.00%, 11/15/47	820	841,910
Royal Oak Hospital Finance Authority, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 9/01/39	1,470	1,622,557
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18(a)	3,510	3,717,441
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,364,928
Series I-A, 5.38%, 10/15/41	1,000	1,135,390
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,836,586
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	520	588,676

		27,203,641
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	415	438,111
6.50%, 11/15/38	2,285	2,401,284

		2,839,395
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	1,000	1,104,700

Security	Par (000)	Value
Nevada — 0.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19(a)	$1,150	$1,228,326
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A, 5.25%, 7/01/42	1,500	1,615,620

		2,843,946
New Jersey — 7.4%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	1,220	1,357,933
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 1/01/34	935	1,036,027
Series WW, 5.25%, 6/15/33	215	237,844
Series WW, 5.00%, 6/15/34	280	303,386
Series WW, 5.00%, 6/15/36	1,280	1,376,358
Series WW, 5.25%, 6/15/40	490	531,537
New Jersey EDA, Refunding RB, Sub Series A, 4.00%, 7/01/32	785	789,977
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	500	548,465
5.75%, 12/01/27	235	258,218
5.75%, 12/01/28	255	278,967
5.88%, 12/01/33	1,980	2,164,397
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,225	1,294,409
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	2,035	2,211,923
Transportation Program, Series AA, 5.00%, 6/15/38	2,440	2,611,312
Transportation System, CAB, Series A, 0.00%, 12/15/29(b)	7,525	4,568,728
Transportation System, Series A, 5.50%, 6/15/41	1,605	1,726,178
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,415,960
Transportation System, Series AA, 5.50%, 6/15/39	3,565	3,874,549
Transportation System, Series B, 5.50%, 6/15/31	2,750	3,013,725
Transportation System, Series B, 5.00%, 6/15/42	725	754,377
Transportation System, Series D, 5.00%, 6/15/32	875	944,449
New Jersey Turnpike Authority, Refunding RB, Series B, 4.00%, 1/01/37	3,195	3,418,043

		35,716,762
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	500	562,855

New York — 5.6%
City of New York, GO, Series B-1, 4.00%, 10/01/41	2,505	2,656,527
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	5,520	6,389,179
City of New York New York Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 4.00%, 8/01/42	1,750	1,860,338
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21(a)	600	686,652
5.75%, 2/15/47	400	455,684
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/39	860	1,004,540
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	1,900	2,206,964
New York State Dormitory Authority, RB, Series B, 5.75%, 3/15/19(a)	2,000	2,126,320

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	$2,855	$3,164,739
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 206th Series, AMT, 5.00%, 11/15/37	820	956,563
State of New York Dormitory Authority, RB, Sales Tax, Group C, Series A, 4.00%, 3/15/47	2,115	2,231,663
State of New York HFA, RB, Affordable Housing, M/F Housing, Series B, AMT, 5.30%, 11/01/37	3,350	3,354,121

		27,093,290
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	863,308
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	950	1,110,351
5.25%, 2/15/33	1,325	1,547,918

		3,521,577
Oregon — 1.3%
Counties of Washington & Multnomah Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 0.00%, 6/15/36(c)	1,145	1,298,167
County of Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 0.00%, 6/15/39(c)	605	620,712
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 6/15/38(b)	1,360	592,606
State of Oregon Housing & Community Services Department, RB, Series D, 3.45%, 1/01/38	3,925	3,909,064

		6,420,549
Pennsylvania — 8.7%
County of Berks Industrial Development Authority, Refunding RB, Tower Health Project, 4.00%, 11/01/47	2,550	2,560,455
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 12/31/34	3,420	3,871,269
AMT, 5.00%, 6/30/42	1,420	1,574,539
Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	11,890	13,315,849
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	4,575	5,173,730
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	981,922
Series A-1, 5.00%, 12/01/41	1,125	1,274,062
Series B, 5.00%, 12/01/40	440	501,367
Series C, 5.50%, 12/01/33	760	892,544
Sub-Series B-1, 5.00%, 6/01/42	1,965	2,216,756
Subordinate, Special Motor License Fund, 5.50%, 12/01/20(a)	6,700	7,363,367
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	775	885,647
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	1,040	1,180,826
State Public School Building Authority, RB, The School District of Philadelphia Project, 5.00%, 4/01/32	500	534,420

		42,326,753
Rhode Island — 1.6%
Rhode Island Commerce Corp., RB, Airport Corp., Series D, 5.00%, 7/01/46	300	333,960
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	7,180	7,193,498

		7,527,458

Security	Par (000)	Value
South Carolina — 5.5%
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	$1,500	$1,702,290
5.50%, 7/01/41	2,725	3,083,365
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	369,146
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(a)	2,500	2,690,475
State of South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	3,160	3,528,772
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	9,985	11,268,272
Series E, 5.50%, 12/01/53	985	1,106,943
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,850	3,141,270

		26,890,533
Texas — 14.0%
Bell County Health Facility Development Corp., RB, Lutheran General Health Care System, 6.50%, 7/01/19(e)	530	560,560
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19(a)	2,700	2,897,505
6.00%, 11/15/35	150	161,523
City of San Antonio Texas Electric & Gas Revenue, Refunding RB, 5.00%, 2/01/42	3,650	4,241,920
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 2/01/38	760	862,463
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36(b)	2,870	1,323,701
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	1,100	1,242,769
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	8,550	9,478,530
5.00%, 11/01/42	1,500	1,656,240
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,325	1,556,583
Grand Parkway Transportation Corp., RB, Convertible CAB, Series B, 0.00%, 10/01/46(c)	2,870	2,676,017
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38(b)	4,665	1,925,479
Lone Star College System, GO, 5.00%, 8/15/18(a)	4,800	4,947,216
North Texas Tollway Authority, Refunding RB:
1st Tier System (NPFGC), 5.75%, 1/01/18(a)	4,615	4,650,720
1st Tier System (NPFGC), 5.75%, 1/01/40	1,485	1,496,494
1st Tier System, Series A, 6.00%, 1/01/19(a)	2,745	2,898,089
1st Tier System, Series A, 6.00%, 1/01/28	635	670,795
1st Tier System, Series S (NPFGC), 5.75%, 1/01/18(a)	6,200	6,247,988
1st Tier-Series A, 5.00%, 1/01/43(d)	3,440	3,973,510
Series B, 5.00%, 1/01/40	1,375	1,546,187
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(b):
0.00%, 9/15/35	3,180	1,429,346
0.00%, 9/15/36	6,015	2,544,946
0.00%, 9/15/37	4,305	1,712,228
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,600	1,789,424
5.00%, 12/15/32	1,060	1,181,720

22	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	$1,745	$1,915,103
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	2,330	2,584,483

		68,171,539
Utah — 0.4%
Salt Lake City Corp. Airport Revenue, RB, Series A, AMT, 5.00%, 7/01/42	1,700	1,957,142

Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health:
5.50%, 5/15/19(a)	155	165,163
5.50%, 5/15/35	295	313,270

		478,433
Washington — 3.1%
Central Puget Sound Regional Transit Authority, RB, Series A(a):
(AGM), 5.00%, 11/01/17	2,500	2,500,000
5.00%, 11/01/17	500	500,000
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT:
5.00%, 4/01/40	1,380	1,537,472
5.00%, 5/01/42	990	1,141,084
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	4,000	4,453,400
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,614,990
Providence Health & Services, Series A, 5.25%, 10/01/39	850	906,789
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.00%, 8/15/41(d)	2,535	2,597,107

		15,250,842
Wisconsin — 2.0%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 3/01/46	580	651,282
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,850	1,980,296
Marshfield Clinic Health System, Inc. Series C, 4.00%, 2/15/42	4,125	4,150,286
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, 4.00%, 4/01/39	2,600	2,676,154

		9,458,018

Total Municipal Bonds — 113.5%		550,945,485

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 2.9%
Bay Area California Toll Authority, Refunding RB, San Francisco Bay Area, Series D-1, 4.00%, 4/01/47(g)	5,282	5,564,539
County of San Diego Water Authority Financing Corp., COP, Refunding, Series A (AGM)(a):
5.00%, 5/01/18	4,312	4,397,508
5.00%, 5/01/18	858	874,651

Security	Par (000)	Value
California (continued)
Los Angeles Community College District, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19(a)	$2,639	$2,863,386
San Diego Community College District, GO, Election of 2002, 5.25%, 8/01/19(a)	508	544,844

		14,244,928
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34(g)	1,220	1,282,415

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,891	2,136,958

District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30(g)	1,319	1,432,054
Metropolitan Washington Airports Authority, Refunding ARB, Airport System, Series A, AMT, 5.00%, 10/01/30	3,400	3,857,912

		5,289,966
Florida — 9.2%
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	2,390	2,696,661
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	12,728	13,874,248
County of Miami-Dade School Board, COP, Refunding, Series B, 5.25%, 5/01/18(a)	11,350	11,581,370
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34(a)	3,544	3,806,492
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	8,083,751
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,315	4,398,721

		44,441,243
Illinois — 7.0%
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.25%, 11/01/33	14,427	14,899,768
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 1/01/38	3,243	3,670,659
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34(a)(g)	6,198	6,601,227
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 1/01/38	2,878	3,204,860
Series A, 5.00%, 1/01/40	3,721	4,226,923
Series B, 5.00%, 1/01/40	1,409	1,597,246

		34,200,683
Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 9/01/47	6,444	7,809,548

Maryland — 0.9%
City of Baltimore Maryland, RB, Water Projects, Series A, 5.00%, 7/01/41	3,845	4,443,662

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	2,022	2,313,254

Michigan — 3.0%
State of Michigan Finance Authority, RB, Beumont Health Credit Group, Series A, 5.00%, 11/01/44	2,701	3,008,882
State of Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	9,075	9,994,479

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Michigan (continued)
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	$1,180	$1,342,445

		14,345,806
Nevada — 2.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19(a)(g)	5,007	5,341,291
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 7/01/19(a)	2,429	2,611,194
Las Vegas Valley Water District, GO, Refunding Water Improvement, Series A, 5.00%, 6/01/46	4,720	5,469,465

		13,421,950
New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	1,120	1,291,441
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36(g)	2,581	2,743,258

		4,034,699
New York — 10.6%
City of New York New York Water & Sewer System, RB, Fiscal 2009, Series A:
5.75%, 6/15/18(a)	808	830,404
5.75%, 6/15/40	2,700	2,776,912
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	7,641	8,695,353
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	4,750	5,557,476
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,060	2,408,295
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax, Sub-Series A-3, 5.00%, 8/01/40(g)	4,228	4,957,264
New York City Water & Sewer System, RB, 2nd General Resolution, Series DD, 5.00%, 6/15/35	2,280	2,655,280
New York City Water & Sewer System, Refunding RB, Series DD, 5.00%, 6/15/39	4,050	4,746,870
New York State Dormitory Authority, Series B, 5.75%, 3/15/36(a)	1,534	1,628,231
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, 5.00%, 10/15/34	10,830	12,074,638
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	3,081	3,617,806
Triborough Bridge & Tunnel Authority, GRB, Series A-2, 5.25%, 11/15/34(g)	1,500	1,565,363

		51,513,892
Ohio — 1.0%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/43	4,007	4,277,072
State of Ohio, RB, Cleveland Health Clinic, Series B, 5.50%, 1/01/34	780	819,008

		5,096,080
Pennsylvania — 0.3%
County of Westmoreland Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/42	1,220	1,391,889

South Carolina — 2.1%
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System , Series A, 5.00%, 2/15/41	4,720	5,408,825

Security	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, Refunding RB, Series A(a)(g):
5.50%, 1/01/19	$374	$392,972
5.50%, 1/01/19	4,327	4,543,861

		10,345,658
Texas — 1.2%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	972,776
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(g)	4,502	4,985,424

		5,958,200
Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	3,930	4,681,377

Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/19(a)	2,000	2,114,390
Froedtert Health, Inc., Series A, 5.00%, 4/01/42	640	691,789

		2,806,179

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.3%		229,758,387

Total Long-Term Investments — 160.8% (Cost — $724,710,721)		780,703,872

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(h)(i)	6,865,343	6,867,403

Total Short-Term Securities — 1.4% (Cost — $6,867,403)		6,867,403

Total Investments — 162.2% (Cost — $731,578,124)		787,571,275
Other Assets Less Liabilities — 0.1%		351,355
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.0)%		(126,085,699)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (36.3)%		(176,359,358)

Net Assets Applicable to Common Shares — 100.0%		$485,477,573

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	When-issued security.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2018 to August 1, 2025, is $24,064,194. See Note 4 of the Notes to Financial Statements for details.
(h)	Annualized 7-day yield as of period end.

24	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY)

(i)	During the six months ended October 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,043,150	5,822,193	6,865,343	$6,867,403	$13,291	$1,280	$(207)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(80)	12/19/17	$9,995	$156,031
Long U.S. Treasury Bond	(84)	12/19/17	12,807	260,763
Ultra Long U.S. Treasury Bond	(19)	12/19/17	3,131	68,849
5-Year U.S. Treasury Note	(44)	12/29/17	5,156	50,846

				$536,489

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$536,489	$—	$536,489

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(963,388)	$—	$(963,388)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,186,092	$—	$1,186,092

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$34,491,024

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$780,703,872	$—	$780,703,872
Short-Term Securities	6,867,403	—	—	6,867,403

Total	$6,867,403	$780,703,872	$—	$787,571,275

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$536,489	$—	$—	$536,489

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(125,743,204)	$—	$(125,743,204)
VRDP Shares at Liquidation Value	—	(176,600,000)	—	(176,600,000)

	$—	$(302,343,204)	$—	$(302,343,204)

During the six months ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

26	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 1.1%
City of Birmingham Alabama, GO, Convertible CAB, Series A1, 0.00%, 3/01/45(a)	$915	$972,498
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19(b)	650	698,802
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 2/01/43	780	892,921
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A:
5.00%, 12/01/34	240	274,757
5.00%, 12/01/47	655	732,670

		3,571,648
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	938,459

Arizona — 1.5%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 7/01/32	1,000	1,118,900
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A:
5.00%, 1/01/38	345	399,686
4.00%, 1/01/41	975	1,010,441
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,075	1,149,293
5.00%, 10/01/29	925	988,566

		4,666,886
California — 13.9%
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 8/01/38(c)	4,800	1,772,448
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	536,540
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,124,790
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,140	1,470,588
St. Joseph Health System, Series A, 5.00%, 7/01/37	945	1,071,687
California State University, RB, Systemwide, Series A(b):
5.50%, 5/01/19	1,000	1,066,710
(AGC), 5.25%, 5/01/19	3,000	3,189,000
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,290	1,452,037
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 5/01/42(d)	165	189,742
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 3/01/36	365	423,367
Series A, 5.00%, 3/01/37	400	462,908
Series A-1, 5.75%, 3/01/34	700	790,433
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/18(b)	1,800	1,853,568
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/18(b)	2,015	2,055,280
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/21(b)	575	664,631
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/18(b)	4,000	4,100,040
Monterey Peninsula Community College District, GO, CAB, Series C, 0.00%, 2/01/18(b)(c)	11,975	7,054,353

Security	Par (000)	Value
California (continued)
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43(a)	$5,000	$4,007,450
San Diego California Community College District, GO, CAB, Election of 2006(c):
0.00%, 8/01/31	1,855	1,051,692
0.00%, 8/01/32	2,320	1,231,734
San Diego California Unified School District, GO, Election of 2008(c):
CAB, Series C, 0.00%, 7/01/38	1,400	677,978
CAB, Series G, 0.00%, 7/01/34	580	274,723
CAB, Series G, 0.00%, 7/01/35	615	273,503
CAB, Series G, 0.00%, 7/01/36	920	384,164
CAB, Series G, 0.00%, 7/01/37	615	241,215
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31(c)	1,110	733,011
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	671,340
5.00%, 8/01/38	490	547,693
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,500	1,691,205
Yosemite Community College District, GO, CAB, Election of 2004, Series D(c):
0.00%, 8/01/36	2,000	1,032,120
0.00%, 8/01/37	2,790	1,368,495

		43,464,445
Colorado — 2.1%
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 9/01/32(c)	5,500	2,617,285
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,000	1,087,880
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	2,500	2,819,450

		6,524,615
Florida — 9.8%
City of Gainesville Florida Utilities System Revenue, RB, Series A, 5.00%, 10/01/37(d)	315	372,160
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,420	1,561,347
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18(b)	1,000	1,027,630
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	597,839
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,359,005
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	933,817
5.38%, 10/01/32	1,100	1,221,517
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 6/01/19(b)	900	963,036
Seaport Department, Series A, 6.00%, 10/01/38	1,780	2,123,718
Seaport Department, Series B, AMT, 6.25%, 10/01/38	360	427,464
Seaport Department, Series B, AMT, 6.00%, 10/01/42	580	672,609
Seaport, Series B, AMT, 6.00%, 10/01/30	570	672,161
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	160	181,230
Series A, 5.00%, 10/01/32	1,730	1,922,013
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 4/01/40	2,635	2,966,140
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 8/01/42	535	606,530

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 8/01/41	$495	$546,039
5.00%, 8/01/47	1,435	1,576,620
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(b)	30	34,087
5.00%, 10/01/31	1,870	2,098,159
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	263,680
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,735,496
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 4.00%, 10/01/47	2,550	2,619,334
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,040	1,215,230

		30,696,861
Georgia — 0.4%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	440	515,676
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	120	133,883
5.00%, 4/01/44	550	598,658

		1,248,217
Illinois — 13.6%
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	505	564,747
City of Chicago Illinois O’Hare International Airport, ARB, Senior Lien, Series D, 5.25%, 1/01/42	2,585	3,034,299
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 1/01/21(b)	1,680	1,909,841
3rd Lien, Series A, 5.75%, 1/01/39	320	359,853
Senior Lien, Series D, AMT, 5.00%, 1/01/42	205	230,631
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 1/01/39	3,235	3,608,060
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	555,685
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	400	450,860
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	2,070	2,230,860
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 8/15/37	625	636,012
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 8/15/44	305	326,478
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	10,865	10,888,903
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 1/01/37	2,465	2,813,797
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36(c)	10,000	4,491,900
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44(c)	2,980	962,749
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	647,921

Security	Par (000)	Value
Illinois (continued)
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	$2,000	$2,589,440
State of Illinois, GO:
5.25%, 2/01/33	735	786,972
5.50%, 7/01/33	710	770,570
5.25%, 2/01/34	735	784,877
5.50%, 7/01/38	380	407,022
State of Illinois Toll Highway Authority, Refunding RB, Series B, 5.50%, 1/01/18(b)	3,500	3,525,655

		42,577,132
Indiana — 2.6%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,000	1,132,230
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	445	479,007
Indiana Health & Educational Facilities Financing Authority, Refunding RB, Ascension Senior Credit Group, 5.00%, 11/15/46	1,675	1,890,606
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/19(b)	390	411,095
5.75%, 1/01/38	1,610	1,693,623
(AGC), 5.50%, 1/01/19(b)	310	325,875
(AGC), 5.50%, 1/01/38	1,265	1,326,302
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	770	831,716

		8,090,454
Iowa — 2.5%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/19(b)	4,925	5,313,435
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	725	777,657
5.70%, 12/01/27	725	773,183
5.80%, 12/01/29	495	526,685
5.85%, 12/01/30	510	542,951

		7,933,911
Kentucky — 0.7%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC):
5.25%, 2/01/19(b)	1,775	1,864,371
5.25%, 2/01/29	225	236,156

		2,100,527
Louisiana — 1.6%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 1/01/40	2,620	2,923,239
City of Shreveport Louisiana Water & Sewer Revenue, RB, Series A (AGM), 5.00%, 12/01/37	760	885,605
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,211,755

		5,020,599
Maine — 0.2%
Maine State Housing Authority, RB, Series D-1, 3.65%, 11/15/42	570	561,011

Massachusetts — 2.6%
Commonwealth of Massachusetts, GOL, Consolidated Loan, Series D, 4.00%, 2/01/47	95	98,721
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 1/01/47	1,855	2,074,539

28	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	$700	$730,450
Series C, 5.00%, 12/01/30	2,765	2,862,383
Series C, 5.35%, 12/01/42	540	572,735
Massachusetts Port Authority, Refunding ARB, Series B, AMT, 4.00%, 7/01/46	545	561,901
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,110	1,261,848

		8,162,577
Michigan — 5.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB (BHAC)(b):
2nd Lien, Series E, 5.75%, 7/01/18	2,200	2,268,046
Series A, 5.50%, 7/01/18	4,500	4,631,760
City of Detroit Michigan Water Supply System Revenue, RB:
2nd Lien, Series B (AGM), 6.25%, 7/01/19(b)	350	379,326
Senior Lien, Series A, 5.25%, 7/01/41	1,600	1,740,784
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	1,923,312
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	425	388,730
Trinity Health Credit Group, 5.00%, 12/01/21(b)	15	17,109
Michigan State Hospital Finance Authority, Refunding RB, Ascension Senior Credit Group, 4.00%, 11/15/47	530	544,162
Royal Oak Hospital Finance Authority, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 9/01/39	720	794,722
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	681,234
Series II-A, 5.38%, 10/15/36	1,000	1,137,440
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,152,111
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	340	384,904

		17,043,640
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(b)	275	290,315
6.50%, 11/15/38	1,525	1,602,607

		1,892,922
Nebraska — 0.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,650	2,927,455

Nevada — 0.9%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	1,000	1,077,080
(AGM), 5.25%, 7/01/39	1,700	1,835,201

		2,912,281
New Jersey — 8.3%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	790	879,317
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 1/01/34	610	675,911
Series WW, 5.25%, 6/15/33	135	149,344
Series WW, 5.00%, 6/15/34	180	195,034
Series WW, 5.00%, 6/15/36	800	860,224
Series WW, 5.25%, 6/15/40	320	347,126

Security	Par (000)	Value
New Jersey (continued)
New Jersey EDA, Refunding RB, Sub Series A, 4.00%, 7/01/32	$500	$503,170
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	315	345,533
5.50%, 12/01/26	225	245,995
5.75%, 12/01/28	120	131,279
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	840	887,594
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,315	1,429,326
Transportation Program, Series AA, 5.00%, 6/15/38	1,180	1,262,848
Transportation System, CAB, Series A, 0.00%, 12/15/29(c)	220	133,571
Transportation System, Series A, 5.50%, 6/15/41	4,265	4,587,007
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,691,172
Transportation System, Series AA, 5.50%, 6/15/39	4,650	5,053,759
Transportation System, Series B, 5.00%, 6/15/42	3,680	3,829,114
Transportation System, Series D, 5.00%, 6/15/32	525	566,669
New Jersey Turnpike Authority, Refunding RB, Series B, 4.00%, 1/01/37	2,050	2,193,110

		25,967,103
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	325	365,856

New York — 7.7%
City of New York, GO, Series B-1, 4.00%, 10/01/41	1,595	1,691,482
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,250	1,419,400
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,193,700
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	2,200	2,546,412
City of New York New York Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 4.00%, 8/01/42	1,150	1,222,507
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21(b)	365	417,713
5.75%, 2/15/47	245	279,106
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/39	550	642,439
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	1,230	1,428,719
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 2/15/37	700	820,134
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	4,950	5,487,025
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 206th Series, AMT, 5.00%, 11/15/37	525	612,434
State of New York Dormitory Authority, RB, Sales Tax, Group C, Series A, 4.00%, 3/15/47	1,355	1,429,742
State of New York HFA, RB, Affordable Housing, M/F Housing, Series B, AMT, 5.30%, 11/01/37	2,835	2,838,487

		24,029,300
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	460	547,754

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio (continued)
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	$610	$712,962
5.25%, 2/15/33	850	993,004

		2,253,720
Oregon — 1.3%
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 0.00%, 6/15/40(a)	390	399,106
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 6/15/38(c)	875	381,273
State of Oregon Housing & Community Services Department, RB, Series D, 3.45%, 1/01/38	2,515	2,504,789
Washington & Multnomah Counties Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 0.00%, 6/15/36(a)	735	833,321

		4,118,489
Pennsylvania — 7.7%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	2,110	2,303,466
County of Berks Industrial Development Authority, Refunding RB, Tower Health Project, 4.00%, 11/01/47	1,645	1,651,744
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 12/31/34	2,220	2,512,929
AMT, 5.00%, 6/30/42	3,300	3,659,139
Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	1,155	1,293,508
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	3,175	3,590,512
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	627,973
Series A-1, 5.00%, 12/01/41	730	826,725
Series B, 5.00%, 12/01/40	285	324,749
Series C, 5.50%, 12/01/33	490	575,456
Sub-Series B-1, 5.00%, 6/01/42	1,265	1,427,072
Subordinate, Special Motor License Fund, 5.50%, 12/01/20(b)	2,245	2,467,277
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(b)	500	571,385
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	680	772,079
Philadelphia School District, GO, Series E(b):
6.00%, 9/01/18	15	15,602
6.00%, 9/01/18	1,285	1,337,107

		23,956,723
Rhode Island — 1.2%
Rhode Island Commerce Corp., RB, Airport Corp., Series D, 5.00%, 7/01/41	320	358,768
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	945	946,777
5.00%, 6/01/50	2,340	2,414,365

		3,719,910
South Carolina — 5.5%
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 7/01/41	1,360	1,538,854
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100	115,358
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(b)	3,420	3,680,570

Security	Par (000)	Value
South Carolina (continued)
State of South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	$2,040	$2,278,068
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	3,935	4,440,726
Series E, 5.50%, 12/01/53	2,820	3,169,116
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	1,840	2,028,048

		17,250,740
Texas — 17.6%
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 2/01/38	500	567,410
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36(c)	1,850	853,257
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	847,342
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,800	1,995,480
Series D, 5.00%, 11/01/42	1,140	1,258,742
Series H, 5.00%, 11/01/32	2,715	3,029,723
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	865	1,016,185
Grand Parkway Transportation Corp., RB, Convertible CAB, Series B, 0.00%, 10/01/46(a)	1,855	1,729,621
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38(c)	3,020	1,246,505
Lone Star College System, GO, 5.00%, 8/15/18(b)	3,000	3,092,010
North Texas Tollway Authority, RB, Convertible CAB, Series C, 0.00%, 9/01/31(a)(b)	10,000	12,221,800
North Texas Tollway Authority, Refunding RB:
1st Tier System (NPFGC), 5.75%, 1/01/18(b)	1,350	1,360,449
1st Tier System (NPFGC), 5.75%, 1/01/40	435	438,367
1st Tier System, Series A, 6.00%, 1/01/19(b)	1,965	2,074,588
1st Tier System, Series A, 6.00%, 1/01/28	450	475,367
1st Tier System, Series S (NPFGC), 5.75%, 1/01/18(b)	1,815	1,829,048
1st Tier, Series K-1 (AGC), 5.75%, 1/01/19(b)	3,400	3,581,866
1st Tier-Series A, 5.00%, 1/01/43(d)	2,205	2,546,973
Series B, 5.00%, 1/01/40	530	595,985
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(c):
0.00%, 9/15/35	1,150	516,902
0.00%, 9/15/36	3,875	1,639,512
0.00%, 9/15/37	17,775	7,069,651
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,030	1,151,942
5.00%, 12/15/32	1,765	1,967,675
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,135	1,245,640
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	605	671,078

		55,023,118
Utah — 2.0%
County of Utah Utah, RB, IHC Health Services, Inc., Series B, 4.00%, 5/15/47	4,960	5,106,915

30	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utah (continued)
Salt Lake City Corp. Airport Revenue, RB, Series A, AMT, 5.00%, 7/01/42	$1,095	$1,260,630

		6,367,545
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health:
5.50%, 5/15/19(b)	105	111,885
5.50%, 5/15/35	195	207,076

		318,961
Washington — 2.7%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT:
5.00%, 4/01/40	900	1,002,699
5.00%, 5/01/42(d)	635	731,907
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	3,000	3,340,050
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,059,010
Providence Health & Services, Series A, 5.25%, 10/01/39	550	586,746
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.00%, 8/15/41(d)	1,630	1,669,935

		8,390,347
Wisconsin — 0.7%
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,200	1,284,516
Marshfield Clinic Health System, Inc. Series C, 4.00%, 2/15/42	940	945,762

		2,230,278

Total Municipal Bonds — 116.3%		364,325,730

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 0.3%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/19(b)	1,000	1,063,185

California — 2.8%
Bay Area California Toll Authority, Refunding RB, San Francisco Bay Area, Series D-1, 4.00%, 4/01/47(f)	3,391	3,572,687
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM), 5.00%, 5/01/18(b)	2,527	2,577,263
County of San Diego Water Authority Financing Corp., COP, Refunding, Series A (AGM), 5.00%, 5/01/18(b)	503	512,610
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19(b)	1,699	1,843,847
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19(b)	359	384,596

		8,891,003
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A:
5.50%, 7/01/34(f)	780	819,905
5.00%, 2/01/41	3,000	3,128,400

		3,948,305

Security	Par (000)	Value
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	$1,231	$1,390,719

District of Columbia — 1.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	855	927,580
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18(b)(f)	1,579	1,648,234
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,484,949

		5,060,763
Florida — 7.6%
City of Miami Beach Florida, RB, 5.00%, 9/01/45	2,740	3,116,538
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,540	1,737,597
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGC), 0.00%, 7/01/35	2,100	2,284,884
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/39	6,901	7,522,682
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34(b)	3,394	3,645,200
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,389,167

		23,696,068
Illinois — 6.3%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,548	2,621,535
Regional Transportation Authority, RB, 6.50%, 7/01/26	10,000	12,786,757
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34(b)(f)	1,129	1,203,127
State of Illinois Toll Highway Authority, RB:
Senior Series B, 5.00%, 1/01/40	930	1,053,503
Series A, 5.00%, 1/01/38	1,859	2,069,805

		19,734,727
Maryland — 0.9%
City of Baltimore Maryland Water, RB, Utility Fund, Sub-Water Projects, Series A, 5.00%, 7/01/41	2,478	2,864,079

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	1,321	1,511,631

Michigan — 2.5%
Michigan Finance Authority, RB, Beumont Health Credit Group, Series A, 5.00%, 11/01/44	1,750	1,950,202
Michigan Finance Authority, Refunding RB, Hospital; Trinity Health Credit Group, 5.00%, 12/01/39	4,685	5,159,684
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	760	864,626

		7,974,512
Nevada — 2.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19(b)(f)	3,298	3,518,216
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 7/01/19(b)	1,574	1,692,440
Las Vegas Valley Water District, GO, Refunding Water Improvement, Series A, 5.00%, 6/01/46	3,080	3,569,058

		8,779,714
New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	720	830,212

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36(f)	$1,580	$1,679,980

		2,510,192
New York — 7.8%
City of New York New York Water & Sewer System, RB, Fiscal 2009, Series A:
5.75%, 6/15/18(b)	242	248,411
5.75%, 6/15/40	808	830,700
City of New York New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	4,920	5,599,625
2nd General Resolution, Series DD, 5.00%, 6/15/35	1,470	1,711,957
Series DD, 5.00%, 6/15/39	2,595	3,041,513
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,080	3,603,585
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,340	1,566,561
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax, Sub-Series A-3, 5.00%, 8/01/40(f)	2,714	3,181,790
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,000	2,349,225
State of New York Dormitory Authority, RB, Series B, 5.75%, 3/15/19(b)	996	1,057,293
Triborough Bridge & Tunnel Authority, GRB, Series A-2, 5.25%, 11/15/34(f)	1,200	1,252,290

		24,442,950
Ohio — 1.1%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/43	2,581	2,755,267
State of Ohio, RB, Cleveland Clinic Health Clinic, Series B, 5.50%, 1/01/34	500	525,005

		3,280,272
Pennsylvania — 0.3%
County of Westmoreland Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/42	800	912,714

South Carolina — 0.4%
State of South Carolina Public Service Authority, Refunding RB, Series A(b)(f):
5.50%, 1/01/19	90	94,162
5.50%, 1/01/19	1,037	1,088,785

		1,182,947
Texas — 3.2%
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,292,180
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System , Series A, 5.00%, 2/15/41	3,080	3,529,487
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(f)	1,996	2,210,205

		10,031,872
Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,565	3,055,402

Security	Par (000)	Value
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/19	$1,920	$2,075,367
Series C 5.25%, 4/01/42(b)(f)	3,250	3,435,125

		5,510,492

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.4%		135,841,547

Total Long-Term Investments — 159.7% (Cost — $464,929,855)		500,167,277

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.74%(g)(h)	4,844,949	4,846,403

Total Short-Term Securities — 1.5% (Cost — $4,846,399)		4,846,403

Total Investments — 161.2% (Cost — $469,776,254)		505,013,680
Other Assets Less Liabilities — 0.3%		801,317
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.3)%		(76,114,971)
VMTP Shares at Liquidation Value — (37.2)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$313,200,026

(a)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to August 1, 2025, is $14,023,314. See Note 4 of the Notes to Financial Statements for details.
(g)	Annualized 7-day yield as of period end.

32	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

(h)	During the period ended October 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 10/31/17	Value at 10/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,846,895	(1,946)	4,844,949	$4,846,403	$9,779	$1,162	$(306)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(51)	12/19/17	$6,372	$99,319
Long U.S. Treasury Bond	(52)	12/19/17	7,928	162,618
Ultra Long U.S. Treasury Bond	(13)	12/19/17	2,142	48,980
5-Year U.S. Treasury Note	(28)	12/29/17	3,281	32,966

				$343,883

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$343,883	$—	$343,883

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(586,356)	$—	$(586,356)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$759,173	$—	$759,173

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$21,601,430

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2017 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$500,167,277	$—	$500,167,277
Short-Term Securities	4,846,403	—	—	4,846,403

Total	$4,846,403	$500,167,277	$—	$505,013,680

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$343,883	$—	$—	$343,883

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(75,936,610)	$—	$(75,936,610)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(192,436,610)	$—	$(192,436,610)

During the period ended October 31, 2017, there were no transfers between levels.

See notes to financial statements.

34	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2017 (Unaudited)

	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

ASSETS
Investments at value — unaffiliated(a)	$1,099,058,588	$780,703,872	$500,167,277
Investments at value — affiliated(b)	3,896,388	6,867,403	4,846,403
Cash	—	1,897,795	1,231,186
Cash pledged for futures contracts	700,850	413,650	262,550
Receivables:
Interest — unaffiliated	17,083,632	9,726,278	6,083,927
Investments sold	7,955	595,365	763,553
Dividends — affiliated	2,124	3,232	3,400
Prepaid expenses	19,618	17,982	16,968

Total assets	1,120,769,155	800,225,577	513,375,264

ACCRUED LIABILITIES
Bank overdraft	371,383	—	—
Payables:
Income dividends — Common Shares	3,141,523	2,226,638	1,218,132
Investment advisory fees	474,700	334,499	214,485
Interest expense and fees	461,163	342,495	178,361
Officer’s and Directors’ fees	373,227	264,069	3,621
Variation margin on futures contracts	9,836	3,281	2,172
Investments purchased	—	9,322,343	6,006,224
Other accrued expenses	192,525	152,117	115,633

Total accrued liabilities	5,024,357	12,645,442	7,738,628

OTHER LIABILITIES
TOB Trust Certificates	167,731,865	125,743,204	75,936,610
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	251,024,514	176,359,358	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	—	116,500,000

Total other liabilities	418,756,379	302,102,562	192,436,610

Total liabilities	423,780,736	314,748,004	200,175,238

NET ASSETS	$696,988,419	$485,477,573	$313,200,026

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$627,817,821	$430,594,363	$280,879,428
Undistributed net investment income	2,881,738	2,771,108	2,842,839
Accumulated net realized loss	(13,738,483)	(4,417,538)	(6,103,550)
Net unrealized appreciation (depreciation)	80,027,343	56,529,640	35,581,309

NET ASSETS	$696,988,419	$485,477,573	$313,200,026

Net asset value, per Common Share	$14.86	$15.81	$13.88

(a) Investments at cost — unaffiliated	$1,019,900,914	$724,710,721	$464,929,855
(b) Investments at cost — affiliated	$3,896,387	$6,867,403	$4,846,399
(c) Preferred Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
(d) Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	16,234	11,766	7,565
(e) Common Shares outstanding, par value $0.10 per share	46,890,851	30,712,248	22,558,009
(f) Common Shares authorized	199,983,766	199,988,234	199,992,435

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations

Six Months Ended October 31, 2017 (Unaudited)

	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

INVESTMENT INCOME
Interest — unaffiliated	$25,354,221	$16,910,705	$10,751,134
Dividends — affiliated	23,529	13,291	9,779

Total investment income	25,377,750	16,923,996	10,760,913

EXPENSES
Investment advisory	2,811,495	1,972,738	1,267,107
Professional	73,778	62,065	44,344
Accounting services	71,038	54,621	39,973
Officer and Directors	55,352	38,682	17,144
Transfer agent	26,346	21,743	14,373
Rating agency	20,275	20,155	20,227
Custodian	20,206	15,606	10,852
Liquidity fees	12,908	—	—
Remarketing fees on Preferred Shares	12,674	—	—
Registration	9,429	6,069	4,780
Printing	6,047	4,924	4,007
Miscellaneous	27,286	23,193	30,098

Total expenses excluding interest expense, fees and amortization of offering costs	3,146,834	2,219,796	1,452,905
Interest expense, fees and amortization of offering costs(a)	3,435,507	2,463,323	1,625,298

Total expenses	6,582,341	4,683,119	3,078,203
Less fees waived by the Manager	(3,491)	(1,958)	(1,446)

Total expenses after fees waived	6,578,850	4,681,161	3,076,757

Net investment income	18,798,900	12,242,835	7,684,156

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	140,427	214,211	328,816
Investments — affiliated	2,748	1,280	1,162
Futures contracts	(1,229,091)	(963,388)	(586,356)

	(1,085,916)	(747,897)	(256,378)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,993,606	8,205,488	4,517,618
Investments — affiliated	(166)	(207)	(306)
Futures contracts	1,544,808	1,186,092	759,173

	9,538,248	9,391,373	5,276,485

Net realized and unrealized gain	8,452,332	8,643,476	5,020,107

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$27,251,232	$20,886,311	$12,704,263

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

36	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)		BlackRock MuniYield Quality Fund, Inc. (MQY)
	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS
Net investment income	$18,798,900	$39,272,161	$12,242,835	$26,071,237
Net realized gain (loss)	(1,085,916)	4,690,615	(747,897)	2,985,824
Net change in unrealized appreciation (depreciation)	9,538,248	(45,613,357)	9,391,373	(30,204,529)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	27,251,232	(1,650,581)	20,886,311	(1,147,468)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(19,999,957)	(40,693,560)	(13,357,223)	(26,849,853)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	1,868,058	1,591,944	190,750	388,165

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	9,119,333	(40,752,197)	7,719,838	(27,609,156)
Beginning of period	687,869,086	728,621,283	477,757,735	505,366,891

End of period	$696,988,419	$687,869,086	$485,477,573	$477,757,735

Undistributed net investment income, end of period	$2,881,738	$4,082,795	$2,771,108	$3,885,496

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets  (continued)

	BlackRock MuniYield Quality Fund II, Inc. (MQT)
	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS
Net investment income	$7,684,156	$16,378,558
Net realized gain (loss)	(256,378)	1,577,674
Net change in unrealized appreciation (depreciation)	5,276,485	(18,399,552)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	12,704,263	(443,320)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(8,211,115)	(16,921,597)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	4,493,148	(17,364,917)
Beginning of period	308,706,878	326,071,795

End of period	$313,200,026	$308,706,878

Undistributed net investment income, end of period	$2,842,839	$3,369,798

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Six Months Ended October 31, 2017 (Unaudited)

	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$27,251,232	$20,886,311	$12,704,263
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	41,642,188	75,394,518	49,875,432
Purchases of long-term investments	(41,093,477)	(74,026,098)	(51,593,815)
Net proceeds from sales (purchases) of short-term securities	(2,225,638)	(5,820,913)	3,109
Amortization of premium and accretion of discount on investments and other fees	724,824	(327,898)	(195,663)
Net realized gain on investments	(143,175)	(215,491)	(329,978)
Net unrealized gain on investments	(7,993,440)	(8,205,281)	(4,517,312)
(Increase) decrease in assets:
Cash pledged for futures contracts	763,000	788,000	517,000
Receivables:
Interest — unaffiliated	53,937	283,622	119,170
Dividends — affiliated	760	1,347	(72)
Prepaid expenses	11,448	3,932	(160)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	18,301	16,373	10,144
Interest expense and fees	53,725	54,411	24,108
Officer’s and Directors’ fees	31,448	22,052	508
Variation margin on futures contracts	(75,256)	(64,233)	(42,077)
Other accrued expenses	(114,165)	(87,513)	(72,734)

Net cash provided by operating activities	18,905,712	8,703,139	6,501,923

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	4,870,952	9,620,056	6,183,917
Repayments of TOB Trust Certificates	(5,455,555)	(3,021,214)	(2,881,206)
Proceeds from Loan for TOB Trust Certificates	—	597,951	387,561
Repayments of Loan for TOB Trust Certificates	—	(597,951)	(387,561)
Cash dividends paid to Common Shareholders	(18,357,480)	(13,165,602)	(8,391,580)
Increase (decrease) in bank overdraft	28,377	(243,660)	(181,868)
Amortization of deferred offering costs	7,994	5,076	—

Net cash used for financing activities	(18,905,712)	(6,805,344)	(5,270,737)

CASH
Net increase in cash	—	1,897,795	1,231,186
Cash at beginning of period	—	—	—

Cash at end of period	$—	$1,897,795	$1,231,186

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$3,373,788	$2,403,836	$1,601,190

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	1,868,058	190,750	—

See notes to financial statements.

FINANCIAL STATEMENTS	39

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock MuniYield Fund, Inc. (MYD)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.71		$15.61	$15.29	$14.71	$16.01	$15.19

Net investment income(a)	0.40		0.84	0.90	0.91	0.94	0.95
Net realized and unrealized gain (loss)	0.18		(0.87)	0.35	0.62	(1.25)	0.89

Net increase (decrease) from investment operations	0.58		(0.03)	1.25	1.53	(0.31)	1.84

Distributions to Common Shareholders from net investment income(b)	(0.43)		(0.87)	(0.93)	(0.95)	(0.99)	(1.02)

Net asset value, end of period	$14.86		$14.71	$15.61	$15.29	$14.71	$16.01

Market price, end of period	$14.34		$14.75	$15.73	$14.91	$14.14	$16.24

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.97	%(d)	(0.16)%	8.81%	10.91%	(1.21)%	12.32%

Based on market price	0.05	%(d)	(0.65)%	12.36%	12.51%	(6.38)%	11.73%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.87	%(e)	1.75%	1.39%	1.37%	1.49%	1.52%

Total expenses after fees waived and paid indirectly	1.87	%(e)	1.75%	1.39%	1.36%	1.49%	1.52%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)(g)	0.89	%(e)	0.89%	0.88%	0.89%	1.20%	1.17%

Net investment income to Common Shareholders	5.35	%(e)	5.52%	5.91%	5.94%	6.70%	6.02%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$696,988		$687,869	$728,621	$713,237	$686,213	$745,575

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400	$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$377,243		$373,615	$389,825	$383,706	$372,956	$396,569

Borrowings outstanding, end of period (000)	$167,732		$168,316	$173,776	$163,621	$169,241	$207,943

Portfolio turnover rate	4%		10%	9%	11%	17%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

Six Months Ended 10/31/17 (Unaudited)	Year Ended April 30,
	2017	2016	2015	2014	2013
0.89%	0.89%	0.88%	0.88%	0.92%	0.90%

See notes to financial statements.

40	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock MuniYield Quality Fund, Inc. (MQY)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.56		$16.47	$16.12	$15.73	$16.83	$16.22

Net investment income(a)	0.40		0.85	0.90	0.92	0.95	0.93
Net realized and unrealized gain (loss)	0.29		(0.89)	0.40	0.43	(1.07)	0.64

Net increase (decrease) from investment operations	0.69		(0.04)	1.30	1.35	(0.12)	1.57

Distributions to Common Shareholders(b):
From net investment income	(0.44)		(0.87)	(0.95)	(0.96)	(0.96)	(0.96)
From net realized gain	—		—	—	—	(0.02)	—

Total distributions	(0.44)		(0.87)	(0.95)	(0.96)	(0.98)	(0.96)

Net asset value, end of period	$15.81		$15.56	$16.47	$16.12	$15.73	$16.83

Market price, end of period	$15.31		$15.14	$16.56	$15.52	$14.84	$16.94

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.47	%(d)	(0.12)%	8.61%	9.09%	0.04%	9.86%

Based on market price	3.98	%(d)	(3.34)%	13.35%	11.32%	(6.23)%	11.75%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.91	%(e)	1.74%	1.47%	1.46%	1.58%	1.53%

Total expenses after fees waived and paid indirectly	1.91	%(e)	1.74%	1.47%	1.46%	1.58%	1.53%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)(g)	0.91	%(e)	0.89%	1.09%	1.25%	1.32%	1.23%

Net investment income to Common Shareholders	5.00	%(e)	5.28%	5.62%	5.65%	6.28%	5.57%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$485,478		$477,758	$505,367	$494,475	$482,666	$515,995

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$176,600		$176,600	$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$374,902		$370,531	$386,165	$379,997	$373,310	$392,183

Borrowings outstanding, end of period (000)	$125,743		$119,144	$112,111	$114,962	$121,321	$129,431

Portfolio turnover rate	10%		13%	10%	14%	12%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

Six Months Ended 10/31/17 (Unaudited)	Year Ended April 30,
	2017	2016	2015	2014	2013
0.91%	0.89%	0.92%	0.89%	0.93%	0.90%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock MuniYield Quality Fund II, Inc. (MQT)
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.69		$14.45	$14.18	$13.78	$14.68	$14.11

Net investment income(a)	0.34		0.73	0.79	0.80	0.83	0.82
Net realized and unrealized gain (loss)	0.21		(0.74)	0.30	0.45	(0.88)	0.58

Net increase (decrease) from investment operations	0.55		(0.01)	1.09	1.25	(0.05)	1.40

Distributions to Common Shareholders from net investment income(b)	(0.36)		(0.75)	(0.82)	(0.85)	(0.85)	(0.83)

Net asset value, end of period	$13.88		$13.69	$14.45	$14.18	$13.78	$14.68

Market price, end of period	$12.95		$12.94	$14.33	$13.44	$12.91	$14.41

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.19	%(d)	0.12%	8.48%	9.70%	0.55%	10.17%

Based on market price	2.84	%(d)	(4.57)%	13.42%	10.98%	(4.04)%	9.55%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.95	%(e)	1.79%	1.48%	1.47%	1.56%	1.49%

Total expenses after fees waived and paid indirectly	1.95	%(e)	1.79%	1.48%	1.47%	1.56%	1.49%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.92	%(e)	0.90%	0.91%	0.92%	0.95%	0.90%

Net investment income to Common Shareholders	4.86	%(e)	5.13%	5.60%	5.65%	6.32%	5.62%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$313,200		$308,707	$326,072	$319,848	$310,886	$331,171

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500		$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$368,841		$364,984	$379,890	$374,548	$366,855	$384,267

Borrowings outstanding, end of period (000)	$75,937		$72,634	$75,273	$78,851	$75,189	$82,257

Portfolio turnover rate	10%		13%	10%	13%	16%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

42	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Unaudited)

1.	ORGANIZATION:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income (in the form of cash) and non-cash dividend income (in the form of additional securities) are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

44	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended October 31, 2017, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MYD	$295,047,646	$167,731,865	0.93% - 1.58%	$166,332,178	1.50%
MQY	229,758,387	125,743,204	0.93% - 1.58%	120,353,383	1.51
MQT	135,841,547	75,936,610	0.93% - 1.58%	72,761,782	1.50

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at October 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at October 31, 2017.

For the six months ended October 31, 2017, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MQY	—	—	$19,498	0.78%
MQT	—	—	12,638	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of each Fund’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are shown as fees waived by the Manager in the Statements of Operations. For the six months ended October 31, 2017, the amounts waived were as follows:

	MYD	MQY	MQT
Amounts waived	$3,491	$1,958	$1,446

46	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended October 31, 2017, there were no fees waived by the Manager.

Officers and Directors: Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

7.	PURCHASES AND SALES:

For the six months ended October 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	MYD	MQY	MQT
Purchases	$41,090,644	$78,406,816	$54,421,375
Sales	41,650,143	75,969,533	50,638,985

8.	INCOME TAX INFORMATION:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of October 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQY	MQT
No expiration date(a)	$8,294,584	$2,118,488	$1,174,204
2018	1,196,450	—	66,689
2019	479,687	—	1,774,764

	$9,970,721	$2,118,488	$3,015,657

(a)	Must be utilized prior to losses subject to expiration.

As of October 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$856,400,531	$606,414,908	$399,876,734

Gross unrealized appreciation	$85,516,545	$57,347,198	$35,987,933
Gross unrealized depreciation	(5,824,297)	(1,397,546)	(6,443,714)

Net unrealized appreciation (depreciation)	$79,692,248	$55,949,652	$29,544,219

9.	PRINCIPAL RISKS:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MQY and MQT invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

COMMON SHARES

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MYD	MQY
Six Months Ended October 31, 2017	125,519	12,019
Year Ended April 30, 2017	101,379	23,341

For the six months ended October 31, 2017 and the year ended April 30, 2017, shares issued and outstanding remained constant for MQT.

48	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

PREFERRED SHARES

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Funds and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP SHARES

MYD and MQY (collectively, the “VRDP Funds”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and VRDP Shares of certain Funds are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	06/30/11	2,514	$251,400,000	07/01/41
MQY	09/15/11	1,766	176,600,000	10/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: The VRDP Funds entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MYD and the liquidity provider is scheduled to expire on April 15, 2020 unless renewed or terminated in advance. The fee agreement between MQY and the liquidity provider is scheduled to expire on October 22, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, VRDP Funds are required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Fund’s Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), MQY incurs no remarketing fees and MYD incurs nominal remarketing fee.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the six months ended October 31, 2017, the annualized dividend rate for the VRDP Shares were as follows:

	MYD	MQY
Rate	1.72%	1.74%

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

Special Rate Period: On April 7, 2014, MYD commenced an approximate three-year term ending April 9, 2017 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The special rate period was extended for an additional approximate three-year term and is currently set to expire on April 15, 2020. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares of MQY were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 15, 2020, the holder of the VRDP Shares and MYD may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

On October 22, 2015, MQY commenced an approximate three-year term ending April 18, 2018 with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares of MQY were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 18, 2018, the holder of the VRDP Shares and MQY may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the VRDP Funds are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MYD pays a nominal fee at the annual rate of 0.01% to the liquidity provider and the remarketing agent during the special rate period. MQY does not pay any fees to the liquidity provider and remarketing agent during the special rate period. The VRDP Funds also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If VRDP Fund redeems the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the six months ended October 31, 2017, VRDP Shares issued and outstanding of each Fund remained constant.

VMTP SHARES

MQT has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MQT	12/16/11	1,165	$116,500,000	01/02/19

Redemption Terms: MQT is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption date for the VMTP shares was extended until January 2, 2019. There is no assurance that the term of MQT’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, MQT is required to begin to segregate liquid assets with each Fund’s custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the MQT. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2017, the average annualized dividend rate for the VMTP Shares was 1.84%.

For the six months ended October 31, 2017, VMTP Shares issued and outstanding of MQT remained constant.

50	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11.	SUBSEQUENT EVENTS:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share			Preferred Shares (d)
	Paid (a)	Declared (b)	Declared (c)	Shares	Series	Declared
MYD	$0.0670	$0.0670	$0.000255	VRDP	W-7	$375,034
MQY	0.0725	0.0630	0.000325	VRDP	W-7	266,352
MQT	0.0540	0.0540	0.001693	VMTP	W-7	185,283

(a)	Net investment income dividend paid on December 1, 2017 to Common Shareholders of record on November 15, 2017.
(b)	Net investment income dividend declared on December 1, 2017, payable to Common Shareholders of record on December 12, 2017.
(c)	Special taxable net investment income distribution declared on December 1, 2017, payable to Common Shareholders of record on December 12, 2017.
(d)	Dividends declared for period November 1, 2017 to November 30, 2017.

NOTES TO FINANCIAL STATEMENTS	51

Disclosure of Investment Advisory Agreement

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”), and BlackRock MuniYield Fund II, Inc. (“MQT”), each a “Fund,” and collectively, the “Funds”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to their peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Funds’ adherence to their compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Fund considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report each Fund has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge(a) and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by each Fund to BlackRock.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included:(a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the

(a)	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

52	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder, and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Funds’ performance. The Boards also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Broadridge category and the Customized Peer Group. The Boards were provided with a description of the methodology used by Broadridge to select peer funds and periodically met with Broadridge representatives to review its methodology. The Boards were provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of MYD noted that for each of the one-, three- and five-year periods reported, MYD ranked in the first quartile against its Customized Peer Group Composite.

The Board of MQY noted that for each of the one-, three- and five-year periods reported, MQY ranked first out of two funds against its Customized Peer Group Composite.

The Board of MQT noted that for each of the one-, three- and five-year periods reported, MQT ranked first out of two funds against its Customized Peer Group Composite.

BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for each of the Funds. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	53

Disclosure of Investment Advisory Agreement  (continued)

assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to the Funds. The Boards may receive and review information from independent third parties as part of their annual evaluation. The Boards considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of MYD noted that MYD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board of MQY noted that the MQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board of MQT noted that MQT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered its Fund’s asset levels and whether the current fee was appropriate.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Funds’ fees and expenses are too high or if they are dissatisfied with the performance of the Funds.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services

54	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Advisory Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	55

Director and Officer Information

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2017, Jerrold B. Harris will retire as Director of the Funds.

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent	Accounting Agent and Custodian
The Bank of New York Mellon	State Street Bank and Trust Company
New York, NY 10289	Boston, MA 02111

Transfer Agent	Legal Counsel
Computershare Trust Company, N.A.	Skadden, Arps, Slate, Meagher & Flom LLP
Canton, MA 02021	Boston, MA 02116

VRDP Liquidity Providers	Address of the Funds
Bank of America, N.A.(a)	100 Bellevue Parkway
New York, NY 10036	Wilmington, DE 19809

Barclays Bank PLC(b)
New York, NY 10019

VRDP Remarketing Agents
BofAML Securities, Inc.(a)
New York, NY 10036

Barclays Capital Inc.(b)
New York, NY 10019

(a)	For MYD.
(b)	For MQY.

56	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017 to elect director nominees for each Fund.

There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	43,320,646	1,535,926	43,338,539	1,518,033	43,257,054	1,599,518
MQY	28,886,021	531,695	28,793,435	624,281	29,060,978	356,738
MQT	20,907,419	622,906	20,816,799	713,526	21,096,640	433,685

	Frank J. Fabozzi (a)		Jerrold B. Harris		R. Glenn Hubbard
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	2,514	0	43,116,285	1,740,287	43,289,959	1,566,613
MQY	1,766	0	28,807,709	610,007	28,965,429	452,287
MQT	1,165	0	20,772,365	757,960	20,804,475	725,850

	W. Carl Kester (a)		Catherine A. Lynch		Barbara G. Novick
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	2,514	0	43,256,799	1,599,773	43,244,365	1,612,207
MQY	1,766	0	29,055,643	362,073	29,062,310	355,406
MQT	1,165	0	21,114,348	415,977	21,079,444	450,881

			John M. Perlowski		Karen P. Robards
			Votes For	Votes Withheld	Votes For	Votes Withheld
MYD			43,369,440	1,487,132	43,197,506	1,659,066
MQY			28,974,714	443,002	28,982,394	435,322
MQT			20,882,816	647,509	21,085,475	444,850

(a)	Voted on by holders of preferred shares only.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	57

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
RB	Revenue Bonds
S/F	Single-Family

GLOSSARY OF TERMS USED IN THIS REPORT	59

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-10/17-SAR

Item 2 –	Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Fund, Inc.

Date: January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Fund, Inc.

Date: January 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Fund, Inc.

Date: January 5, 2018

3